UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                                December 3, 2007

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                         0-15905              73-1268729
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
Incorporation or organization)                               Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 227-7660
                          (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

     On December 3, 2007, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release announcing that production commenced in the High Island Block 115 sidetrack 2 well on November 26, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1     Blue Dolphin press release issued December 3, 2007.



























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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   December 3, 2007

                                      BLUE DOLPHIN ENERGY COMPANY



                                      By:  /s/ Gregory W. Starks
                                           -------------------------------------
                                           Gregory W. Starks
                                           Vice President, Treasurer & Secretary

























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                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit

99.1              Blue Dolphin press release issued December 3, 2007.
























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